SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 13, 2002

Post Properties, Inc.
Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia
Georgia

(State or other jurisdiction of incorporation)

1-12080
0-28226

(Commission File Number)

58-1550675
58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code:         (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     Post Properties, Inc. and Post Apartment Homes, L.P. are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-42884).

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits.
	1(a)	–	Purchase Agreement
	1(b)	–	Terms Agreement
	4(a)	–	Form of Note for 6.11% Notes due 2007
	5(a)	–	Opinion of King & Spalding
	23(a)	–	Consent of King & Spalding (included in Exhibit 5(a))

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 18, 2002.

POST PROPERTIES, INC.

By:	/s/ R. Gregory Fox

R. Gregory Fox Executive Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 18, 2002.

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ R. Gregory Fox

R. Gregory Fox Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

1(a)	–	Purchase Agreement
1(b)	–	Terms Agreement
4(a)	–	Form of Note for 6.11% Notes due 2007
5(a)	–	Opinion of King & Spalding
23(a)	–	Consent of King & Spalding (included in Exhibit 5(a))